January 2006

EMCORE Company Overview

"A Communications Solutions Company"

Needham Growth Conference-January 2006

Reuben Richards, Jr., Chief Executive Officer

Tom Werthan, Chief Financial Officer

“Safe Harbor” Statement

The information provided herein may include forward-looking statements within the meaning of Section 27A of the Securities Act of 1933 and Section 21E of the Securities Exchange Act of 1934 relating to future events that involve risks and uncertainties, including but not limited to EMCORE’s projected financial results for the fourth quarter of fiscal 2005, year end results for fiscal 2005 and estimates for fiscal 2006. Actual operating results may differ materially from such forward-looking statements and are subject to certain risks, including risks arising from: changes in accounting treatment for items that are still under review; cancellations, rescheduling or delays in product shipments; manufacturing capacity constraints; lengthy sales and qualification cycles; difficulties in the production process; changes in semiconductor industry growth, increased competition, delays in developing and commercializing new products, and other factors described in EMCORE’s filings with the Securities and Exchange Commission. The forward-looking statements contained in this release are made as of the date hereof and EMCORE does not assume any obligation to update the reasons why actual results could differ materially from those projected in the forward-looking statements.

EMCORE is a full service provider of communications solutions over all forms of media: copper, HFC, fiber, wireless and satellite

Electronic Materials

Foundry-based
RF Materials /
Transistors
for Wireless



Digital Fiber Optics



Data / Telecom
Die / Modules /
Subsystems

Ortel Fiber Optics

Data / Telecom
Analog CATV
Die / Modules /
Subsystems



Solar Panels



Wafers / Devices
Panels

Alternative
Energy,
Terrestrial
Applications

Lighting JV with GE - GELcore

LED Signals
LED Channel
Lighting
LED Overhead
Lighting



Network Overview



Microwave/RF Transmitters/Receivers
Ortel
Earth Station
Solar cells and panels
EPV
Epi wafers for RF circuits
Microwave
EMD
CATV Transmitters/ Receivers & FTTX
Microwave/RF Transmitters/Receivers
TVRO = TeleVision Receive Only (big dish)
Ortel
TVRO
Multiple Dwelling Units
10G Transmit/Receive Module, LX4, CX4, Xenpak
Central Office
CATV Headends
Telecommunications Backbone
EFO
Central Office
10G modules LR Xenpak, X2
EFO
Concentrator
Metro Ring
Intermediate Hubs
Node
CATV Transmitters/ Receivers
And FTTX products
Ortel
Parallel Optics, 4 & 12 channel transceivers

EMCORE's Global Presence


EFO
(Silicon Valley)
EFO
(Downers Grove)
GELcore
Asian Reps
Ortel
EMCORE HQ & EMD
Ortel PA Design Center
Ortel VA Design Center
European Reps
EMCORE Asia
EFO & EPV
EMCORE
China Office

Recent Customers and Partnerships

EMCORE

ABB | agere systems | intel | AMP | ALCATEL | ANADIGICS

IBM | JDS Uniphase | SHARP | CIENA | tyco | GE

Agilent Technologies | BOEING | Cisco Systems | Scientific Atlanta | MOTOROLA intelligence everywhere

GM General Motors | hp HEWLETT PACKARD | Infineon technologies | LOCKHEED MARTIN | Harmonic | HITACHI

NEC | NetApp The evolution of storage | OKI | PHILIPS | NTT Group

NORTEL NETWORKS | Panasonic | RF MICRO-DEVICES | Rockwell | SAMSUNG | infinera Solutions For Optical Networks

LORAL Space & Communications | SIEMENS | Texas Instruments | THALES | TriQuint SEMICONDUCTOR | MITSUBISHI SEMICONDUCTORS

Ortel's FTTx Opportunity

SBC

"Fiber-to-the-Node"
$4-6B Investment through '09


Headend
C.O.
DLC or DSLAM

20x faster than DSL and 6x faster than cable modems

~500 Homes Per DSLAM

Betting on as yet unknown services

(Movie Downloads, CAMs)

BELLSOUTH

"Fiber-to-the-Curb"


Headend
C.O.
DLC or DSLAM
Curb

Copper from Nodes

~8 Homes Served Per Curb

(New technology to speed service, Data Compression extending the life of copper)

verizon

"Fiber-to-the-Home
$2.5B thru '05 Reaching 73M homes


Headend
C.O.

Infrastructure dollars expended =

Revenue for Ortel

Fiber Cable
Copper Cable

EMCORE Digital Fiber Optics

- 10 Gbs Ethernet Market is expected to experience a CAGR of >50% over the next 4 years to a market > $500 million.
- EMCORE's 850nm VCSEL based components are the current market leader, and supply a low cost basis for EMCORE's module business
- EMCORE 10Gbs products lead market: LX4, CX4, Smartlink™, and 10G TOSAs
- EMCORE parallel optical module for switch, router and HPC applications leads market.

Smartlink™	LX4	CX4	10G TOSA
			

EMCORE's Business/Product Strategy on Broadband Technology

- Continue the business growth, and establish a new product area
- Drive profitability through cost reduction
- Set stage for a strong future

CATV	FTTx	Satcom/ Specialty	Video Transport
JDSU Acquisition (Done)	Lightron Partnership (Done)	Phasebridge Acquisition (Done)	Force Acquisition (Done)

- Vertically-integrated infrastructure, from chip to system
- Contract manufacturing partnership

Solar Panels for Space Based Communications

EMCORE
PHOTOVOLTAICS

Market

- Satellite power systems

Customers

- Space Systems / Loral
- Lockheed Martin
- Boeing

Products

- 28.5% efficiency solar cells
  - Lower cost per watt vs. silicon
- Solar concentrators for terrestrial use

New Orders

- Received contract from major satellite mfr. for up to 5 satellites (up to $20.6M)
  - FY'06 Q2 – Building 1st satellite's solar cells



Solar Cells



Solar Panels

Terrestrial Application of Triple Junction Technology

- EMCORE's triple junction solar cell technology is being adapted to terrestrial power generation
- Target market is grid-tied utility scale power production via solar concentrator systems. Market for PV-based power production plants is projected to be greater than $500M by 2010.
- Mirrors or lens concentrates solar flux to 500 – 1,000 times normal irradiance
  - Key to cost competitiveness with silicon
- Conversion efficiency improves under concentrated illumination
  - 35% cell efficiency attained
  - Roadmap to 40% cell in 2007
  - Silicon peaks out at ~20%
- Solar Systems dish in Australia


50c
solar
day of issue

GELcore Products

Highlights

- CY 2004, ~$70 million in revenues, profitable
- Cash flow positive
- Estimate of $80 million for CY 2005
- Transfer of work to Mexico from Canada completed, return to profitability in the September 2005 quarter

LED Signals

- Complete technology integration
- Electronics, optics, and high brightness LED technology

LED Channel Lighting

- High efficiency neon alternative
- Rapid return on investment
- Lower operating and maintenance costs

New Market

- Commercial Refrigeration



GELcore

Financial Highlights

- **Key metrics last 4 quarters:**

	Sept 04	Dec 04	Mar 05	June 05	Sept 05
Gross margin	4%	8%	18%	20%	18%
Adj. EBITDA	($6.5)	($4.7)	+$03	+$0.5	+$0.5 (a)

(a) Cash generated from operations

- Backlog at $40 million at September 30, 2005



0810



ORTEL

($ in millions)



$51
$60
$93
+55%
$127
+37%
+20%
to
30%
FY '02
FY '03
FY '04
FY '05
FY '06
Projected

Financial Highlights-continued

- Fiscal 2005:
  - Sarbanes-Oxley Rule 404 compliance—December 2005
  - 12 month revenues of $127.6 million, increase of 37% y/y, virtually all organic growth
  - Acquisitions: Rounding out our broadband vertical integration
    - JDS Uniphase, CATV, ~$1.5 million, ~$10-$13 million revenues
    - Phasebridge, Satcom/specialty, ~$700k stock, ~$2 million revenues
    - Force, Video transport, ~$2.1 million stock, ~$5 million revenues
  - Spin-out of GaN technology group into Velox Semiconductor, raising $6 million
  - Announced City of Industry facility shutdown—annual savings ~$3 million after shutdown costs (late 2006)
  - Exchanged ~$15 million short-term convertible debt into long-term, now due 2011

EMCORE Company Overview

"A Communications Solutions Company"

Needham Growth Conference-January 2006

Reuben Richards, Jr., Chief Executive Officer

Tom Werthan, Chief Financial Officer